Warrant liabilities	6 Months Ended
Jun. 30, 2024
Warrants and Rights Note Disclosure [Abstract]
Warrant liabilities	Warrant liabilities
ECARX Warrants in connection with the Merger

ECARX Public Warrants are publicly traded on Nasdaq, the liability is measured at fair value using observable inputs and categorized in Level 1 of the fair value hierarchy, while ECARX Private Warrant liability is measured at fair value using unobservable inputs and categorized in Level 3 of the fair value hierarchy. The Binomial Option Pricing Model with the following key assumptions is used for estimating the fair value of ECARX Private Warrants.

	As of December 31,	As of June 30,
	2023	2024
Risk-free rate of return (%)	3.93%	4.47%
Volatility	29.50%	43.49%
Expected dividend yield	0.0%	0.0%
Expected term	4.0 years	3.5 years
Fair value of the underlying ordinary shares	US$3.16 (equivalent to RMB22.44)	US$2.06 (equivalent to RMB14.97)

The risk-free rate of return was based on the yield of US Treasury Notes for the expected remaining life of the warrant liabilities. The Company estimates the volatility of its common stock using a binomial lattice model based on the price of public warrant as of the valuation date. Expected dividend yield is zero as the Company does not anticipate any dividend payments in the foreseeable future. Expected term to exercise the warrant liabilities is up to December 2027. The fair value of the Company’s ordinary shares was obtained from the listed trading price of ECX.

The table below reflects the movement of ECARX Warrants for the six months ended June 30, 2024:

	January 1, 2024 RMB	Addition RMB	Loss due to change in fair value RMB	Foreign exchange translation RMB	Settlement RMB	June 30, 2024 RMB
Liabilities
ECARX Public Warrants	3,195	—	—	75	—	3,270
ECARX Private Warrants	1,946	—	236	49	—	2,231
Total	5,141	—	236	124	—	5,501